                                                                   EXHIBIT 10.52

                          SECURITIES PURCHASE AGREEMENT

                                      among

                                INTERLIANT, INC.

                                       and

                       THE PURCHASERS NAMED IN SCHEDULE I

                            Dated as of March 8, 2002

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I. THE PURCHASED COMMON SHARES AND THE WARRANTS.......................1

   Section 1.1       Agreement to Purchase....................................1
   Section 1.2       Warrants not Issued as Compensation......................1
   Section 1.3       Closing..................................................1

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................2

   Section 2.1       Organization, Qualifications and Corporate Power.........2
   Section 2.2       Authorization of Agreements, Etc.........................2
   Section 2.3       Validity.................................................3
   Section 2.4       Full Disclosure..........................................3
   Section 2.5       Capitalization...........................................3
   Section 2.6       No Material Adverse Change...............................4
   Section 2.7       Brokers..................................................4
   Section 2.8       Private Offering.........................................4

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.................4

   Section 3.1       Accredited Investor......................................5
   Section 3.2       Certain Securities Matters...............................5
   Section 3.3       Brokers..................................................6

ARTICLE IV. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS...................6

   Section 4.1       Representations and Warranties...........................6
   Section 4.2       Performance of Obligations...............................6
   Section 4.3       Officer Certificate......................................6
   Section 4.4       Deliveries...............................................6
   Section 4.5       No Material Adverse Change...............................7
   Section 4.6       Opinion of Counsel.......................................7

ARTICLE V. CERTAIN AGREEMENTS.................................................7

   Section 5.1       Insolvency...............................................7
   Section 5.2       Stockholder Approval.....................................8
   Section 5.3       Restrictions on Transfers Generally......................8
   Section 5.4       Transferees Subject to Agreement.........................8
   Section 5.5       Hart-Scott-Rodino........................................8
   Section 5.6       Additional Indebtedness..................................8
   Section 5.7       Negative Covenants.......................................9

ARTICLE VI. MISCELLANEOUS.....................................................9

   Section 6.1       Expenses.................................................9
   Section 6.2       Survival of Agreements...................................9
   Section 6.3       Brokerage................................................9

   Section 6.4       Parties in Interest......................................9
   Section 6.5       Notices..................................................9
   Section 6.6       Governing Law...........................................10
   Section 6.7       Entire Agreement........................................10
   Section 6.8       Counterparts............................................10
   Section 6.9       Amendments..............................................10
   Section 6.10         Severability.........................................10
   Section 6.11         Titles and Subtitles.................................10



INDEX TO EXHIBITS

EXHIBIT 1   Purchasers
EXHIBIT 2   Form of Convertible Notes
EXHIBIT 3   Form of Warrant
EXHIBIT 4   Form of Rights Agreement

         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of March 8, 2002 among Interliant, Inc., a Delaware corporation (the "Company"), and the purchasers named in the attached Exhibit 1 (each individually a
                                         ---------
"Purchaser" and, collectively, the "Purchasers").

         WHEREAS, the Company wishes to issue and sell to the Purchasers up to an aggregate of 100 Units (with each Unit consisting of (a) $100,000 Principal Amount of Convertible Notes, in the form annexed hereto as Exhibit 2 (the
                                                           ---------
"Convertible Notes"), and (b) 100,000 warrants, in the form annexed hereto as
Exhibit 3 (the "Warrants") for the purchase of shares of Common Stock of the
---------
Company, par value $.01 per share (the "Common Stock)); and

         WHEREAS, the Purchasers wish to purchase the Units on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Agreement, the parties hereby agree as follows:

                                   ARTICLE I.

                  THE PURCHASED COMMON SHARES AND THE WARRANTS

         Section 1.1 Agreement to Purchase. Upon the terms and subject to the
                     ---------------------
conditions of this Agreement, each Purchaser hereby agrees, severally and not jointly, to purchase, at the Closing (as hereinafter defined) the aggregate number of Units set forth opposite the name of such Purchaser on Exhibit 1 annexed hereto at a price of $100,000 per Unit.

         Section 1.2 Warrants not Issued as Compensation. The Company and the
                     -----------------------------------
Purchasers, having adverse interests and as a result of arm's length bargaining, agree that (i) the Warrants are being issued in consideration of certain financial accommodations provided by the Purchasers to the Company, (ii) neither the Purchasers nor any of their affiliates or associates has rendered or agreed to render any services to the Company in connection with this Agreement or the issuance of the Warrants, and (iii) the Warrants are not being issued to the Purchasers as compensation for services.

         Section 1.3 Closing. The closing of the purchase of Units pursuant to
                     -------
Section 1.1 above shall take place at the office of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, or at such other location as may be agreed upon between the Purchasers and the Company, or via facsimile on March 8, 2002 or at such other date and time as may be agreed upon between the Purchasers and the Company (such closing being called the "Closing"). At the Closing, the Company shall issue and deliver to each Purchaser a Convertible Note issued in the name of such Purchaser representing the aggregate principal amount of the Convertible Notes being acquired by such Purchaser as part of the Units being purchased by it at the Closing. The Company shall also issue and deliver to each Purchaser Warrants issued in the name of such Purchaser, representing the number of Warrants being acquired by such Purchaser as part of the Units being purchased by it at the Closing. As payment in full for the Units being purchased by it at the Closing, and against delivery of the items set forth in the preceding two sentences, each Purchaser shall deliver to the Company by wire transfer the amount set forth opposite the name of such Purchaser on Exhibit 1
                                                                     ---------
annexed hereto.

                                  ARTICLE II.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Purchaser that:

         Section 2.1 Organization, Qualifications and Corporate Power. The
                     ------------------------------------------------
Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where such failure to qualify or be in good standing would not have a material adverse effect on the Company. The Company has the corporate power and authority (i) to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, (ii) to execute, deliver and perform this Agreement, the Convertible Notes, the Warrants and the Registration Rights Agreement in the form of Exhibit 4 (the "Rights Agreement") (collectively, the "Transaction Documents"), and (iii) subject to obtaining the approval of the Company's stockholders as provided in Section 5.2 of this Agreement (the "Stockholder Approval"), to issue, sell and deliver the Convertible Notes, the Warrants, the additional Convertible Notes, if any, issueable in lieu of cash interest payments on the Convertible Notes (the "PIK Notes") and the shares of Common Stock issueable upon exercise of the Warrants (the "Warrant Shares")and upon conversion of the Convertible Notes and the PIK Notes (the "Conversion Shares") (the Convertible Notes, the PIK Notes, the Warrants, the Warrant Shares and the Conversion Shares, each a "Security" and collectively, the "Securities").

         Section 2.2 Authorization of Agreements, Etc. (a) Subject to obtaining
                     --------------------------------
Stockholder Approval, the execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations thereunder, the issuance, sale and delivery of the Convertible Notes, the PIK Notes and the Warrants, and the reservation, issuance and delivery of the Warrant Shares and the Conversion Shares (i) have been duly authorized by all requisite corporate action, (ii) will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, as amended (the "Charter") or the By-laws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under, accelerate or terminate any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company and (iii) will not require any notice, consent or waiver under any material indenture, agreement or other instrument to which the Company is a party or by which any of its properties or assets are bound, other than such notice, consent or waiver as shall have previously been obtained.

         (b) When issued in accordance with this Agreement, the Convertible Notes and the PIK Notes will be duly authorized and validly issued, and will be free and clear of all liens, charges, restrictions, preemptive or similar rights, claims and encumbrances imposed by or through the Company except as set forth in this Agreement, the Rights Agreement and the Charter. When issued in accordance with this Agreement, the Warrants will be duly authorized and validly issued and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement, the Rights Agreement, the Warrants and the Charter. Upon receipt of Stockholder Approval, the Warrant Shares and the Conversion Shares will have been duly reserved, and shall remain reserved out of the authorized but unissued shares of Common Stock, for issuance upon exercise of the Warrants and upon conversion of the Convertible Notes and the PIK Notes and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all liens, charges, restrictions, preemptive or similar rights, claims and encumbrances imposed by or through the Company except as set forth in this Agreement. Neither the issuance, sale or delivery of the Convertible Notes and the PIK Notes or the Warrants nor the issuance or delivery of the Warrant Shares or the Conversion Shares is subject to any preemptive right of stockholders of the Company, or to any right of first refusal or other right in favor of any person, which have not been duly and validly waived.

         Section 2.3 Validity. This Agreement constitutes and when executed,
                     --------
delivered and/or issued the other Transaction Documents, the Convertible Notes, the PIK Notes, and the Warrants will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

         Section 2.4 Full Disclosure. All documents filed by the Company
                     ---------------
pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 1999: (i) were prepared in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, (ii) did not at the time they were filed contain any untrue statement of a material fact, and
(iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties of the Company contained in this Agreement, any schedule, annex, or exhibit hereto and any agreement, instrument, certificate or information furnished by the Company to the Purchasers pursuant to this Agreement, taken as a whole, do not contain, as of the date hereof, and will not contain, as of the Closing, any untrue statement of material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

         Section 2.5 Capitalization. The authorized, issued and outstanding
                     --------------
share capital of the Company as of March 7, 2002, is as set forth in Schedule 2.5A. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and non-assessable. Except as set forth on Schedule 2.5A and Schedule 2.5B, there are no existing options, warrants, calls, commitments or other agreements to which the Company is a party or bound requiring, and there are no convertible securities of the Company outstanding which upon conversion would require, the issuance of any additional shares of Common Stock or other securities convertible into Common Stock or redemption of any shares of Common Stock. Except as contemplated by the Rights Agreement or the other agreements set forth on Schedule 2.5B, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to its debt or equity securities.

         Section 2.6 No Material Adverse Change. The financial statements of the
                     --------------------------
Company included in its most recent quarterly report on Form 10-Q (the "Form 10-Q") have been prepared in accordance with GAAP applied on a consistent basis and, as of their respective dates and for the periods then ended, fairly present the consolidated financial position and results of operation of the Company and its consolidated subsidiaries. Except as set forth in Schedule 2.6, since the date of the financial statements included in the Form 10-Q, there has been no Material Adverse Change in the Company and its consolidated subsidiaries. "Material Adverse Change" shall mean any change in the business, operations, properties, prospects or financial condition of any person that is, or is reasonably likely to be, material and adverse to such person and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstances, or situation that would prohibit or otherwise interfere with the ability of such person to enter into and perform any of its obligations under the Transaction Documents. Notwithstanding the preceding sentence, Material Adverse Change shall not include any adverse change caused by a general slowdown in the Company's industry or in economic conditions in the United States or the World.

         Section 2.7 Brokers. The Company has no contract, arrangement or
                     -------
understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

         Section 2.8 Private Offering. Assuming the correctness of the
                     ----------------
representations and warranties set forth in Article III hereof, the offer and sale of the Convertible Notes and the Warrants to the Purchasers hereunder is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Convertible Notes, the PIK Notes, the Warrants, the Warrant Shares and the Conversion Shares.

                                  ARTICLE III.

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser, severally, and not jointly, represents and warrants to the Company that:

         Section 3.1 Accredited Investor. It is an "accredited investor" within
                     -------------------
the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Convertible Notes or Warrants.

         Section 3.2 Certain Securities Matters.
                     --------------------------

         (a) It has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

         (b) It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

         (c) The Convertible Notes and the Warrants being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, except in accordance with the Securities Act and the rules and regulations promulgated thereunder and all applicable state securities or blue sky laws;

         (d) It understands that (i) the Convertible Notes, the Warrants, the Warrant Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and the Company's reliance on such exemption is predicated upon the Purchaser's representations set forth in this Article III, (ii) the Convertible Notes, the Warrants, the Warrant Shares and the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and all applicable state securities and "blue sky" laws or unless such disposition is exempt from such registration, (iii) the Convertible Notes, the Warrants, the Warrant Shares and the Conversion Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect;

         (e) If it sells any Convertible Notes or Warrant Shares pursuant to Rule 144A promulgated under the Securities Act, it will take all necessary steps in order to perfect the exemption from registration provided thereby, including (i) obtaining on behalf of the Company information to enable the Company to establish a reasonable belief that the purchaser is a qualified institutional buyer and (ii) advising such purchaser that Rule 144A is being relied upon with respect to such resale;

         (f) It acknowledges and agrees that it had reasonable time and opportunity to ask questions and receive answers concerning the business and affairs of the Company and to obtain any additional information from the Company that was necessary for it to evaluate the risks and merits of an investment in the Company, provided, that such investigation shall not impair Purchaser's ability to rely on the Company's representations and warranties contained in this Agreement.

         (g) It acknowledges and agrees that the stock certificate representing the Convertible Notes, the Conversion Shares and the Warrant Shares shall bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws and neither the securities nor any interest therein may be sold, transferred, pledged or otherwise disposed of in the absence of such registration or an exemption from registration under such Act and the rules and regulations thereunder and in the absence of registration or an exemption from registration under any applicable state securities laws.

         Section 3.3 Brokers. It has no contract, arrangement or understanding
                     -------
with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

                                  ARTICLE IV.

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

         Section 4.1 Representations and Warranties. On and as of the date of
                     ------------------------------
the Closing, the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects.

         Section 4.2 Performance of Obligations. The Company shall have
                     --------------------------
performed or complied in all material respects with all conditions, agreements, obligations and covenants required to be performed or complied with by the Company under this Agreement prior to the Closing.

         Section 4.3 Officer Certificate. Each Purchaser shall have received a
                     -------------------
certificate dated as of the date of the Closing executed by a senior officer of the Company certifying that, to such officer's knowledge, the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

         Section 4.4 Deliveries. The Company shall have executed and delivered
                     ----------
to each Purchaser the Convertible Notes and Warrants to which such Purchaser is entitled as well as the Rights Agreements.

         Section 4.5 No Material Adverse Change. Except as set forth in Schedule
                     --------------------------
2.6, since September 30, 2001 there shall have been no Material Adverse Change in the Company and its consolidated subsidiaries.

         Section 4.6 Opinion of Counsel. The Company shall have obtained an
                     ------------------
opinion of the Company's General Counsel in form and substance reasonably satisfactory to the Purchaser.

                                   ARTICLE V.

                               CERTAIN AGREEMENTS

         Section 5.1 Insolvency. Notwithstanding anything in this Agreement to
                     ----------
the Contrary, the obligations of each Purchaser to purchase Units, Convertible Notes or Warrants pursuant to this Agreement shall immediately cease and be of no further force or effect upon the occurrence of any of the following events:

         (a) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Significant Subsidiary (as such term is defined in Regulation SX under the Rules and Regulations of the Securities and Exchange Commission), or of a substantial part of the property or assets of the Company or a Significant Subsidiary, under Title 11 of the United States code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of the property or assets of the Company or any Significant Subsidiary; provided, however, that if such proceeding shall be dismissed within 60 calendar days after the date of filing, then this Agreement shall remain valid from and after the date of the dismissal; or

         (b) The Company or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (a), (iii) apply for or consent to the appointment of a receiver trustee, custodian, sequestrator, conservator or similar official for the Company or any subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (v) make a general assignment for the benefit of creditors.

         Section 5.2 Stockholder Approval. The Company shall take all action
                     --------------------
necessary in accordance with applicable law, to promptly duly call, give notice of, convene and hold a meeting of the Company's stockholders for the purposes of
(i) approving an increase in the Company's authorized shares of Common Stock to ________ shares of Common Stock and (ii) approving the issuance, pursuant to this Agreement, of securities convertible into or exercisable for 20% or more of the Common Stock of the Company outstanding on the date of this Agreement (the "20% Issuance"). Notwithstanding anything herein to the contrary, until the first to occur of (x) June 8, 2002 or (y) the date on which the Company's stockholders have approved the increase in authorized shares of Common Stock and the 20% Issuance, the Purchasers shall not convert any Convertible Securities into shares of Common Stock or exercise any Warrants. Each Purchaser hereby agrees to vote all shares of Common Stock held by such Purchaser in favor of the proposals set forth in the first sentence of this Section 5.2 at the stockholders meeting called to approve such proposals.

         Section 5.3 Restrictions on Transfers Generally. Each Purchaser hereby
                     -----------------------------------
agrees that it shall not, directly or indirectly, transfer, sell or otherwise dispose of, any Convertible Notes, the PIK Notes, the Warrants, the Warrant Shares or the Conversion Shares other than (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act and any state securities or "blue sky" laws.

         Section 5.4 Transferees Subject to Agreement. In the event of any
                     --------------------------------
transfer of any of the Convertible Notes, the PIK Notes, Warrants, Warrant Shares or the Conversion Shares by the Purchaser pursuant to this Agreement, the transferee shall hold such securities so acquired with all the rights conferred by, and subject to all of the restrictions imposed by, this Agreement applicable to the transferor of such securities. Any transferee of any such securities shall, as a condition of the consummation of such transfer, agree to be subject to the terms of this Agreement.

         Section 5.5 Hart-Scott-Rodino. If it should be determined that a filing
                     -----------------
is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, then the parties required to file shall promptly do so. All fees and expenses related thereto shall be paid by the Company.

         Section 5.6 Additional Indebtedness. Without the consent of holders
                     -----------------------
representing at least a majority in Principal Amount of Notes (as hereinafter defined) then outstanding, the Company shall not, and shall not permit its subsidiaries, to create, incur or permit to exist any Indebtedness (as such term is defined in the Convertible Notes) other than: (i) Indebtedness of the Company and its subsidiaries existing on the date hereof (as well as any additional Indebtedness issued in lieu of cash payment of interest on such Indebtedness),
(ii) the PIK Notes, (iii) up to an additional $10,000,000 aggregate principal amount of Convertible Notes (the "Additional Notes"), (iv) up to $1,000,000 of Working Capital Indebtedness (as such term is defined in the Convertible Notes), and (v) any additional Convertible Notes issueable in lieu of cash interest payments on the Additional Notes (the "Additional PIK Notes"). Notwithstanding the foregoing, the

Additional Notes shall only be issueable if (x) such Additional Notes are issued on the same terms and conditions as are contained in this Agreement and (y) each Purchaser shall have been given the right to purchase Additional Notes as part of such issuance in a principal amount sufficient to enable such Purchaser to acquire, together with the Convertible Notes acquired by the Purchaser at the Closing of this Agreement, the percentage of the aggregate principal amount of Notes to be outstanding immediately following such issuance set forth opposite such Purchaser's name on Exhibit 1 annexed hereto. For purposes of this Agreement, the term "Notes" means, collectively, the Convertible Notes, the PIK Notes, the Additional Notes and the Additional PIK Notes.

         Section 5.7 Negative Covenants. Without the consent of holders
                     ------------------
representing at least a majority in principal amount of Notes then outstanding, the Company shall not and shall not permit its subsidiaries to (i) sell or transfer all or a substantial portion of its assets, (ii) suffer a Change of Control (as such term is defined in the Convertible Notes), or (iii) prepay any

         Indebtedness; provided, however, that the Company shall have the right, from time to time, to prepay up to an aggregate of $500,000 of Indebtedness.

                                  ARTICLE VI.

                                  MISCELLANEOUS

         Section 6.1 Expenses. The Company will pay its own fees and expenses as
                     --------
well as the reasonable fees and expenses of Purchasers in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated; provided that the legal fees of Purchasers to be paid by the Company shall not exceed the sum of $30,000 plus reasonable out-of-pocket disbursements.

         Section 6.2 Survival of Agreements. All covenants, agreements,
                     ----------------------
representations and warranties made herein shall survive the execution and delivery of this Agreement, the issuance, sale and delivery of the Convertible Notes and the Warrants and the issuance and delivery of the Warrant Shares and the Conversion Shares.

         Section 6.3 Brokerage. Each party hereto will indemnify and hold
                     ---------
harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         Section 6.4 Parties in Interest. Unless otherwise provided to the
                     -------------------
contrary, all representations, covenants and agreements contained in this Agreement by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

         Section 6.5 Notices. All notices, requests, consents and other
                     -------
communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

         (a) if to the Company, at Two Manhattanville Road, Purchase, New York 10577, Attention: General Counsel.

         (b) if to any Purchaser, at the address of such Purchaser set forth in Exhibit 1, with copies to

(i) Stephen W. Rubin, Esq., Proskauer Rose LLP, 1585 Broadway, New York, New York 10036;

(ii) Mobius Venture Capital, 200 West Evelyn Avenue, Suite 200, Mountain View, California 94043, Attention: General Counsel;

         (c) or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

Each such notice, request, consent or other communication shall be treated as having been given when delivered if delivered personally, or upon confirmation of receipt if sent by facsimile, mail or overnight courier.

         Section 6.6 Governing Law. This Agreement shall be governed by and
                     -------------
construed in accordance with the laws of the State of New York.

         Section 6.7 Entire Agreement. This Agreement, including the Schedules
                     ----------------
and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

         Section 6.8 Counterparts. This Agreement may be executed in two or more
                     ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.9 Amendments. This Agreement may not be amended or modified,
                     ----------
and no provisions hereof may be waived, without the written consent of the Company and each Purchaser.

         Section 6.10 Severability. If any provision of this Agreement shall be
                      ------------
declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

         Section 6.11 Titles and Subtitles. The titles and subtitles used in
                      --------------------
this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

         IN WITNESS WHEREOF, the Company and the Purchaser have executed this Securities Purchase Agreement as of the day and year first above written.

                                 INTERLIANT, INC.


                                 By: /s/ Francis J. Alfano
                                     ----------------------
                                     Name: Francis J. Alfano
                                     Title: Chief Financial Officer

                                 CHARTERHOUSE EQUITY PARTNERS III, L.P.

                                 By: CHUSA EQUITY INVESTORS III, L.P.,
                                     General Partner

                                     By: CHARTERHOUSE EQUITY III, INC.,
                                         General Partner

                                         By: /s/ Jay M. Gates
                                             -------------------------
                                             Name: Jay M. Gates
                                             Title:


                                             MOBIUS TECHNOLOGY VENTURES VI L.P.

                                             By: Mobius VI LLC, General Partner

                                                 By: /s/ Bradley A. Feld
                                                     --------------------
                                                     Name: Bradley A. Feld
                                                     Title:


                                 SOFTBANK U.S. VENTURES FUND VI L.P.

                                 By: Mobius VI LLC, General Partner

                                     By: /s/ Bradley A. Feld
                                         -------------------
                                         Name:  Bradley A. Feld
                                         Title:

                                 MOBIUS TECHNOLOGY VENTURES
                                 ADVISORS FUND VI L.P.

                                 By: Mobius VI LLC, General Partner

                                     By: /s/ Bradley A. Feld
                                         -------------------------
                                         Name:  Bradley A. Feld
                                         Title:


                                 MOBIUS TECHNOLOGY VENTURES
                                 SIDE FUND VI L.P.

                                 By: Mobius VI LLC, General Partner

                                     By: /s/ Bradley A. Feld
                                         -----------------------------
                                         Name: Bradley A. Feld
                                         Title:

                                    EXHIBIT 1
                                    ---------

                                   Purchasers

---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------
                                      Aggregate
                                      Number of                         Principal Amount
                                      Units to be                        of Convertible      Number of      Percentage of
  Name and Address of Purchaser       Purchased      Purchase Price          Notes            Warrants          Notes
---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------
Charterhouse Equity                      75            $7,500,000          $7,500,000        7,500,000           75%
Partners, III, L.P.
c/o Charterhouse Group
International, Inc. 535 Madison
Avenue New York, New York 10022
Attention:  President
---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------
MOBIUS Technology Ventures VI          11.615          $1,161,500          $1,161,500        1,161,500         11.615%
L.P.
c/o Mobius Venture Capital
200 West Evelyn Avenue
Suite 200
Mountain View California 94043
Attention: General Counsel
---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------
SOFTBANK U.S. Ventures Fund VI         12.4575         $1,245,750          $1,245,750        1,245,750        12.4575%
L.P.
c/o Mobius Venture Capital
200 West Evelyn Avenue
Suite 200
Mountain View, California 94043
Attention: General Counsel
---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------
MOBIUS                                  .4525            $45,250            $45,250            45,250          .4525%
Technology Ventures Advisors
Fund VI L.P.
c/o Mobius Venture Capital
200 West Evelyn Avenue
Suite 200
Mountain View, California  94043
Attention: General Counsel
---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------

---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------
                                      Aggregate
                                      Number of                         Principal Amount
                                      Units to be                        of Convertible      Number of      Percentage of
  Name and Address of Purchaser       Purchased      Purchase Price          Notes            Warrants          Notes
---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------
MOBIUS                                  .475             $47,500            $47,500            47,500           .475%
Technology Ventures Side
Fund VI L.P.
c/o Mobius Venture Capital
200 West Evelyn Avenue
Suite 200
Mountain View, California 94043
Attention: General Counsel
---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------
                            TOTAL        100         $10,000,000.00       $10,000,000        10,000,000         100%
---------------------------------- ---------------- ------------------ ------------------- --------------- ----------------